                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                  May 30, 1996
                                  ------------

                              COMMODORE MEDIA, INC.
- --------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         33-92732                                      13-3034720
- --------------------------                       ------------------------
   (Commission File No.)                            (I.R.S. Employer
                                                    Identification No.)

             500 Fifth Avenue, Suite 3000, New York, New York 10110
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 302-2727
                                 --------------
              (Registrant's telephone number, including area code)

                                 not applicable
- --------------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

                               Page 1 of 16 Pages
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
                         TABLE OF ADDITIONAL REGISTRANTS
                         -------------------------------

NAME                                 STATE OR OTHER    Primary           IRS Employer
                                    JURISDICTION OF    Standard         Identification
                                     INCORPORATION    Industrial            Number
                                                    Classification
                                                        Number
Commodore Media of                    Delaware            4832            51-0286804
   Delaware, Inc.

Commodore Media of                    Delaware            4832            61-0997863
   Kentucky, Inc.

Commodore Media of                    Delaware            4832            23-2207457
   Pennsylvania, Inc.

Commodore Media of                    Delaware            4832            06-1277523
   Norwalk, Inc.

Commodore Media of                    Delaware            4832            59-2813110
   Florida, Inc.

Commodore Media of                    Delaware            4832            13-3356485
   Westchester, Inc.

Commodore Holdings, Inc.              Delaware            4832            13-3858506

Danbury Broadcasting, Inc.            Connecticut         4832            13-3653113

                               Page 2 of 16 Pages
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ITEM     2. ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On May 30, 1996, Commodore Media, Inc. (the "Registrant"), through its subsidiary Commodore Media of Norwalk, Inc. ("CMN"), acquired from Odyssey Communications, Inc., a Delaware corporation and the successor corporation to Q Broadcasting, Inc. ("Odyssey"), substantially all the assets used or useful in the operation of radio stations WSTC-AM and WKHL-FM in Stamford, Connecticut (collectively, the "Stamford Stations"). In connection therewith, Odyssey and CMN entered into an Unwind Agreement, a copy of which is attached as Exhibit
10.72 hereto, which provides that the sale of the Stamford Stations to CMN may be unwound if certain specified events do not occur.

         On May 31, 1996, the Registrant, through its subsidiary Commodore Media of Florida, Inc. ("CMF"), acquired from Media VI, a Florida general partnership, substantially all the assets used or useful in the operation of radio stations WKQS-FM, WAVW-FM and WAXE-AM in the Ft. Pierce-Stuart-Vero Beach, Florida market (collectively, the "Florida Stations").

         The assets acquired from Odyssey and the assets acquired from Media VI consisted of, among other things, FCC licenses, transmitting antennae, transmitters and other broadcasting and technical equipment, technical information and data, and, with respect to Media VI only, certain real property.

         The purchase price for the assets acquired from Odyssey was approximately $9,500,000 and the purchase price for the assets acquired from Media VI was approximately $8,000,000. The purchase price for each of the acquisitions was calculated upon arms length negotiations considering (i) the estimated potential annual broadcast cash flow of the stations acquired, (ii) the existing quality and potential quality of the stations' broadcast signals and transmission facilities and (iii) the markets in which the stations are located.

         The principal sources of funds used to acquire the assets described above were (i) borrowings under the $35 million senior secured credit facility made available by AT&T Commercial Finance Corporation to Commodore Holdings, Inc., the owner of all the issued and outstanding stock of each of CMN and CMF and a wholly-owned subsidiary of the Registrant, (ii) proceeds from the sale of Senior Exchangeable Redeemable Series A Preferred Stock of the Company (the "Series A Preferred Stock") to CIBC WG Argosy Merchant Fund 2, L.L.C. (the "CIBC Merchant Fund") pursuant to a certain Securities Purchase Agreement in which the CIBC Merchant Fund agreed to purchase from the Company up to an aggregate liquidation value of $12,500,000 of the Series A Preferred Stock

                               Page 3 of 16 Pages
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at such time and in such amounts as requested by the Company, subject to certain limitations and (iii) available funds of the Registrant.

         (b) The assets acquired by CMN from Odyssey and the assets acquired by CMF from Media VI were used in the radio broadcast businesses of the Stamford Stations and the Florida Stations, respectively. CMN and CMF intend to continue such uses of the acquired assets.

ITEM     7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         It is impracticable to provide the financial information required under
Item 7(a) as of the required filing date of this Form 8-K. Such required financial information will be filed under cover of Form 8-K/A as soon as available and in no event later than August 13, 1996.

(b)      Pro Forma Financial Information.

         It is impracticable to provide the pro forma financial information required under Item 7(b) as of the required filing date of this Form 8-K. Such required pro forma financial information will be filed under cover of Form 8-K/A as soon as available and in no event later than August 13, 1996.

(c)      Exhibits.

Exhibit
Number                            Exhibit Title
- -------                           -------------

10.48* Asset Purchase Agreement dated as of February 16, 1996 between Media VI and Commodore Media of Florida, Inc. Incorporated by reference to the Company's 10-K.

10.52* Asset Purchase Agreement dated as of March 15, 1996 between Odyssey Communications, Inc., the successor corporation to Q Broadcasting, Inc., and Commodore Media of Norwalk, Inc. Incorporated by reference to the Company's 10-K.




Exhibit

                               Page 4 of 16 Pages
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Number                            Exhibit Title
- ------                            -------------

10.72 Unwind Agreement dated as of May 30, 1996, between Odyssey Communications, Inc., the successor corporation to Q Broadcasting, Inc., and Commodore Media of Norwalk, Inc.

99.1          Press Release issued by the Registrant on June 3, 1996.


















- ------------------------------
*Previously filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference.

                               Page 5 of 16 Pages
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            June 7, 1996

                                  COMMODORE MEDIA, INC.
                                  (Registrant)


                                  By:  /s/ Bruce A. Friedman
                                       ----------------------------------
                                       Bruce A. Friedman
                                       President and
                                       Chief Executive Officer


                                  By:  /s/ James J. Sullivan
                                       ----------------------------------
                                       James J. Sullivan
                                       Chief Financial Officer
                                       (principal financial
                                        and accounting officer)

                               Page 6 of 16 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Additional Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:            June 7, 1996

                                  Commodore Media of Delaware, Inc.,
                                    a Delaware corporation

                                  Commodore Media of Kentucky, Inc.,
                                    a Delaware corporation

                                  Commodore Media of Pennsylvania, Inc.,
                                    a Delaware corporation

                                  Commodore Media of Norwalk, Inc.,
                                    a Delaware corporation

                                  Commodore Media of Florida, Inc.,
                                    a Delaware corporation

                                  Commodore Media of Westchester, Inc.,
                                    a Delaware corporation

                                  Commodore Holdings, Inc.,
                                    a Delaware corporation

                                  Danbury Broadcasting, Inc.,
                                    a Connecticut corporation


                                  By:  /s/ Bruce A. Friedman
                                       ----------------------------------
                                       Bruce A. Friedman
                                       President and
                                       Chief Executive Officer


                                  By:  /s/ James J. Sullivan
                                       --------------------------------
                                       James J. Sullivan
                                       Chief Financial Officer
                                       (principal financial and
                                        accounting officer)

                               Page 7 of 16 Pages
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
                                  Exhibit Index

                                                                                  Sequentially
Exhibit                                                                             Numbered
 Number                    Exhibit Title                                              Page
- -------                    -------------                                          ------------
10.48         Asset Purchase Agreement dated as of February 16, 1996 between            *
              Media VI and Commodore Media of Florida, Inc. Incorporated by
              reference to the Company's 10-K.

10.52         Asset Purchase Agreement dated as of March 15, 1996 between               *
              Odyssey Communications, Inc., the successor corporation to Q
              Broadcasting, Inc. Incorporated by reference to the Company's
              10-K.

10.72         Unwind Agreement dated as of May 30, 1996, between Odyssey                9
              Communications, Inc., the successor corporation to Q Broadcasting,
              Inc., and Commodore Media of Norwalk, Inc.

99.1          Press Release issued by the Registrant on June 3, 1996.                  14

















- -------------------------------
*Previously filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference.

                               Page 8 of 16 Pages